MERRILL LYNCH
GLOBAL
HOLDINGS, INC.








FUND LOGO








Quarterly Report

February 28, 1997






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL HOLDINGS, INC.


Worldwide
Investments
As of 2/28/97


                                    Percent of
Ten Largest Industries              Net Assets

Banking                                9.8%
Multi-Industry                         8.7
Telecommunications                     7.5
Health & Personal Care                 6.9
Merchandising                          6.9
Electrical & Electronics               6.6
Business & Public Services             5.9
Energy                                 4.1
Electronics/Components                 3.3
Insurance                              3.1

                                     Country of      Percent of
Ten Largest Equity Holdings            Origin        Net Assets

Roche Holdings AG                   Switzerland         1.6%
Intel Corp.                         United States       1.5
Enterprise Oil PLC                  United Kingdom      1.5
Baan Company N.V.                   Netherlands         1.4
Federated Department Stores, Inc.   United States       1.3
The Home Depot, Inc.                United States       1.3
Banco Bilbao Vizcaya S.A.           Spain               1.3
Mercury General Corp.               United States       1.2
Pfizer, Inc.                        United States       1.2
Siebe PLC                           United Kingdom      1.2



Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Edward F. Korff, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

DEAR SHAREHOLDER


During the quarter ended February 28, 1997, the total return for the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index was +0.7%. This return was significantly less than the +10.4% return for the quarter ended November 30, 1996. Intramarket volatility continued to be a characteristic affecting markets worldwide. One major cause of this volatility is a lack of breadth within markets. Investors continued to focus on a limited number of stocks or market segments.

Equity returns varied greatly both between and within geographic regions. During the February quarter, the MSCI North America Index gained 5.2%, the MSCI Europe Index increased 3.6%, and the MSCI Far East Index declined 12.1%. In addition, the MSCI World Stock Index (Ex-US) declined 3.0%, which indicates that the US stock market continues to provide a significant positive impact on the overall World Index, reinforcing asset allocation as an important determinant of portfolio returns. For the quarter ended February 28, 1997, Merrill Lynch Global Holdings, Inc.'s total returns for Class A, Class B, Class C and Class D Shares were +1.46%, +1.24%, +1.21% and +1.41%, respectively, outperforming the MSCI World Stock Index. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance data, including average annual total returns, can be found on pages 6--9 of this report to shareholders.)

Globally, economic growth was moderate and the inflation outlook remained relatively benign. European economies continued to be negatively impacted by the fiscal constraints imposed by the individual governments as they attempt to meet conditions of the Maastricht Treaty. Nonetheless, some acceleration of economic growth is evident. In its latest fiscal year, Japan recorded the best growth since 1991, albeit with some deceleration in the second half. This deceleration negatively affected the export growth of many Asian economies, and also contributed to a weakening of the yen relative to the US dollar. US economic indicators were mixed, but generally pointed to ongoing moderate growth. Some inflationary signs were evident in labor markets, leading to Federal Reserve Board Chairman Alan Greenspan's comment about preemptive interest rate increases. In our opinion, any such increases would probably be minimal.

Political events around the world impacted both currency and equity markets and, thus, are being closely monitored. The upcoming national elections in Indonesia and the United Kingdom, the volatile situation in Russia, tensions in the Mid-East and the Hong Kong government change could result in market-impacting surprises. Likewise, the litany of potential scandals in US politics could impact domestic investor psychology. As noted in earlier reports, investor psychology can become an increasingly important determinant of stock market performance in periods of uncertainty.

Investment managers continued to receive record capital inflows early in 1997, the vast majority of which was invested in the domestic stock market. This contributed to the superior performance of the US market and, more specifically, the outstanding performance of a limited number of large-capitalization companies. We believe that interest rates above 7.0% could divert some of the assets from the equity markets into the bond markets, and that international markets will benefit from an increase of new cash flow during the year.

The fund's overall strategy remains constant: to provide a geographically diversified portfolio of high-quality companies that benefits from worldwide economic growth opportunities. We continue to be value-oriented and price-sensitive. In volatile, fluctuating markets, our cash position allows us to be opportunistic. At February quarter-end, the fund's cash and cash equivalents were 9.1% of net assets, which was caused by a significant increase of cash inflows during the last two days of the February quarter.

Investment Environment
Europe
The European macroeconomic situation is largely unchanged: moderate growth, low inflation, and declining interest rates. Individual countries are growing at varying rates, but the trends are generally upward. Uncertainty about the European Monetary Union (EMU) and the relative strength of the US economy resulted in a 10% decline in the value of the Deutschemark against the US dollar, which should benefit German exporters. The EMU concept remained unpopular with the European public, and it is questionable whether any country will meet the guidelines set forth in the Maastricht Treaty. Governments imposed increased fiscal discipline in order to meet the guidelines and this, in itself, should provide economic benefits over the long run, in our opinion.

In Europe, the slower economic growth and increasingly competitive environment of the last few years fostered other positive results. Labor laws are becoming more flexible, government regulations declined, and return on capital considerations are becoming paramount. Europe is becoming more capitalistic and European companies more competitive in the global marketplace.

Over the three months ended February 28, 1997, European equity markets reflected these improved conditions. In local currency, the MSCI European Index rose 11.2%, excluding dividends. The 9.8% rise of the US dollar limited the gains of the Index, in US dollar terms, to 3.1%. In US dollar terms, the fund's European investments gained an estimated 7.7% in value, excluding dividends. Once again, performance was boosted by large gains in most of our technology stocks. Nokia OY AS gained 18%; Dassault Systemes S.A. was up 40%; Philips Electronics N.V. rose 23%; and Baan Company N.V. increased 25%. Worldwide demand for increased recycling of bottles and cans brought new share price highs for Tomra Systems ASA. Chemical and pharmaceutical stocks generally performed well. Our investment in SKW Trostberg AG rose 20%, and Roche Holdings AG gained 24%. Our two consumer non-durable manufacturers also did well as BIC S.A. rose 18% and Adidas AG increased 21%.

We initiated new investments in Akzo Nobel N.V., a world leader in fine chemicals, pharmaceuticals and man-made fibers; NICE--Systems Ltd., a fast-growing manufacturer of products in the field of voice logging and computer telephone integration; Prosegur Compania de Seguridad S.A., Spain's largest provider of security services; The Berkeley Group PLC, a UK developer of high-end housing; and COLT Telecom Group PLC, Europe's first competitive access provider. We sold our investments in Koninklijke Boskalis Westminster N.V., National Westminster Bank PLC, Next PLC, Montedison S.p.A. and Carlton Communications PLC, as these stocks approached full valuation. We also sold our holdings in Olivetti Group-Ing., since we could not foresee further positive news after a string of good developments.

North America
During the quarter ended February 28, 1997, many of our US holdings in various industries announced earnings results that exceeded expectations and caused significant stock appreciation. Performance Food Group Co., Merck & Co., Inc., Airtouch Communications, Inc. and Home Depot, Inc. achieved gains of 36.8%, 11.0%, 6.3% and 4.8%, respectively. Our technology holdings also made positive contributions to North American performance. Microsoft Corp., Texas Instruments Inc., Intel Corp., Northern Telecom Ltd. and General Instrument Corp. all outperformed the Standard & Poor's 500 (S&P
500) Index, gaining 24.3%, 21.0%, 11.8%, 9.3% and 7.3%,
respectively. Our banking and insurance sector holdings continued their strong performance with Mercury General Corp., Bank of New York, Inc. and Barnett Banks, Inc. gaining 7.7%, 7.7% and 5.1%, respectively.

On the negative side, two of our energy-related holdings underperformed the S&P 500 Index. Both Enron Oil & Gas Co. and Transocean Offshore Inc. made announcements which had short-term adverse consequences for their respective earnings outlook. Softer energy markets also contributed to the declines in their share prices during the February quarter. However, we remain optimistic about the longer-term prospects for both companies, and used the declines in share prices as opportunities to add to our positions.

During the quarter ended February 28, 1997, we eliminated our position in TCI Pacific Communications Inc. (Convertible Preferred) and Time Warner Inc. In both cases, we believed that high debt levels and deterioration in competitive environments could negatively affect future earnings and cash flow growth. Profits were taken in PPG Industries, Inc. and Ultratech Stepper Inc. because we believed both companies faced slower earnings prospects. Finally, we eliminated our position in Office Depot, Inc., which is facing protracted merger discussions. We increased our weightings in industry sectors that we believe have above-average prospects relative to the rest of the US equity market. We initiated positions in Global Industries Ltd. and Mobil Corp., which should benefit from more activity within the energy-related sector of the economy. In the pharmaceuticals sector, Johnson & Johnson and Pharmacia & Upjohn Inc. were added, along with financial service companies Northern Trust Corporation and The PMI Group, Inc. These companies should benefit from increasing demand for their products caused by demographic changes in our society. Kennametal, Inc., a machine tool manufacturer and distributor, should experience a positive impact from increased emphasis on, and market awareness of, its higher value-added distribution business.

Latin America
Reflecting positive company fundamentals and better prospects for economic and political reform in their respective countries, nearly all of our Latin American holdings substantially added to overall fund performance during the quarter ended February 28, 1997. In Argentina, Yacimientos Petroliferos Fiscales S.A. (YPF) and Compania Naviera Perez Companc S.A. C.F.I.M.F.A. continued their strong performance, with YPF up 14.5%. Both companies benefited from improving operating fundamentals and stronger energy markets. Telecommunicaoes Brasileras S.A.--Telebras PN, Uniao de Bancos Brasileras S.A, Grupo Carso, S.A. de C.V. and Panamerican Beverages, Inc. turned in solid gains, mostly because of positive earnings announcements. Aracruz Celulose S.A., one of the lowest-cost pulp producers in the world, appreciated 19.4%, reflecting prospects of a better pricing environment for its products. A disappointing exception was the Mexican bank Grupo Financiero Banorte, S.A. de C.V. which reported mediocre fourth-quarter results. Mexican banks are now subject to additional disclosure requirements for bad loans. However, Banorte is well positioned to benefit from the resumption of economic growth in Mexico. Colombian retailer Almacenes Exito S.A., which appreciated 20.4% since we initiated a small position in the company several months ago, plans to list its shares on the more liquid Bogota Stock Exchange and issue American Depositary Receipts later this year.

Japan
In US dollar terms, the Japanese stock market declined 15.1% over the quarter ended February 28, 1997. Partially, this reflected concern that substantial fiscal tightening scheduled for next year will tilt the economy back into recession. In addition, the Hashimoto government's deregulation initiatives are viewed by some investors as being highly negative to the ongoing earnings prospects for the industries slated for deregulation.

We believe that most of the structural reform and deregulation proposals announced by the government seem not only necessary, but overdue, for Japan to achieve a more dynamic performance over the long term. However, investors have reacted to the authorities' aggressive deregulatory stance negatively, perceiving that deregulation is moving too fast, particularly in the financial sector. Investors are concerned that deregulation will depress profit margins, and increase foreign competition in the domestic market. This could accelerate a shakeout of weaker Japanese companies at a time when conditions are just beginning to improve from a prolonged recession. Because of these concerns, investors heavily sold shares of companies that had survived on the basis of relationships or regulatory protection; including banks, non-life insurance, brokerages and construction. The focus is now on globally competitive companies which stand to benefit from increased deregulation, such as electronics and autos.

We expect that deregulation will inevitably promote intensified competition that will produce winners and losers. As deregulation proceeds, the divergence of share price performance among strong and weak companies in every sector should continue to widen. Thus, our strategy of focusing on globally competitive and technologically competent companies helped us to outperform the market.

Asia (ex Japan)
Asian stock markets showed mixed results during the February quarter. While the Hong Kong, Malaysia and Singapore markets posted rather lackluster performances, the Taiwan, India and Indonesia markets turned in strong results. Thailand and Korea continued to perform poorly. Looking ahead, we expect the overall stock market environment in Asia to improve in 1997. Some indications have emerged that the severe export downturn, which dampened regional economic and earnings growth in 1996, will begin to reverse shortly as the electronic cycle improves and world trade picks up. In terms of individual countries, we think Hong Kong and Malaysia offer the most attractive investment opportunities in the region, despite their excellent performance in 1996. Hong Kong's economy is improving because of the booming property market and increasing private consumption spending. Political momentum also looks positive in Hong Kong. Following the death of China's leader, Deng Xiaoping, in February, investors appear reassured that there will be no change of policy direction in China and no change in politics toward Hong Kong. We increased our Hong Kong exposure in Citic Pacific Ltd. The company, the operating arm of the mainland China-owned Citic Investment Group, has a well-defined China strategy in power, transportation and infrastructure projects. We believe it is well positioned to benefit from the long-term economic growth in China. In Malaysia, economic growth moderated over the last year, such that the prior overheating of the economy appears to no longer be a potential problem. Corporate earnings growth in Malaysia is still very solid. Thus, we increased holdings in Malaysia by purchasing shares of Sime Darby BHD, the country's oldest and largest conglomerate with interests in all sectors of the Malaysian economy. On the other hand, Thailand and Korea still face significant problems. In Thailand, although there were signs that manufacturing production picked up, the economy appeared to be contracting. Asset quality problems in the financial sector and extremely negative investor sentiment toward the currency continued to drag down share prices. However, we believe current share prices discount the difficulties. Korea continued to suffer from weak economic conditions, disappointing earnings, labor unrest and currency concerns. With no recovery in sight near term, we decided to reduce our exposure to Korea significantly during the three months ended February 28, 1997. We took profits in Korea Electric Power Co., Hyundai Engineering and Construction Co. and sold our holdings in LG Electronics Co.


In Conclusion
We thank you for your investment in Merrill Lynch Global Holdings, Inc., and we look forward to reviewing our outlook and strategy with you again in the next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Edward F. Korff)
Edward F. Korff
Vice President and Portfolio Manager



April 1, 1997



PERFORMANCE DATA



About Fund Performance


Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +12.61%         +6.70%
Five Years Ended 12/31/96                 +10.25          +9.07
Ten Years Ended 12/31/96                  + 9.64          +9.05

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                       +11.33%         +7.33%
Five Years Ended 12/31/96                 + 9.10          +9.10
Inception (10/21/88)
through 12/31/96                          + 8.92          +8.92

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                       +11.37%        +10.37%
Inception (10/21/94)
through 12/31/96                          + 8.96         + 8.96

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +12.29%         +6.39%
Inception (10/21/94)
through 12/31/96                          + 9.86          +7.19

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed        Dividends Paid*         % Change**
7/2/84--12/31/84          $ 9.15      $ 9.32                --                 $0.170              + 3.68%
1985                        9.32       12.28                --                  0.340              +36.05
1986                       12.28       14.28             $ 1.270                0.300              +30.25
1987                       14.28       11.52               3.638                0.372              + 6.54
1988                       11.52       11.01               1.275                0.337              +10.04
1989                       11.01       11.77               1.492                0.212              +23.53
1990                       11.77       10.28               0.188                0.261              - 9.20
1991                       10.28       11.67               0.221                0.123              +17.12
1992                       11.67       11.27               0.817                0.063              + 4.28
1993                       11.27       13.14               0.443                0.371              +24.08
1994                       13.14       12.18               0.514                0.007              - 3.25
1995                       12.18       13.32               0.584                0.164              +15.56
1996                       13.32       14.08               0.684                0.229              +12.61
1/1/97--2/28/97            14.08       14.40                --                   --                + 2.27
                                                         -------               ------
                                                   Total $11.126         Total $2.949

                                                           Cumulative total return as of 2/28/97: +371.44%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed        Dividends Paid*         % Change**
10/21/88--12/31/88        $11.29      $11.00              $0.388               $0.147              + 2.22%
1989                       11.00       11.71               1.492                0.138              +22.33
1990                       11.71       10.20               0.188                0.166              -10.18
1991                       10.20       11.56               0.221                0.036              +16.02
1992                       11.56       11.09               0.817                0.001              + 3.15
1993                       11.09       12.94               0.443                0.219              +22.87
1994                       12.94       11.87               0.514                 --                - 4.20
1995                       11.87       12.82               0.584                0.164              +14.37
1996                       12.82       13.51               0.684                0.074              +11.33
1/1/97--2/28/97            13.51       13.80                --                   --                + 2.15
                                                          ------               ------
                                                    Total $5.331         Total $0.945

                                                           Cumulative total return as of 2/28/97: +105.79%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed        Dividends Paid*         % Change**
10/21/94--12/31/94        $13.08      $11.87              $0.514                 --                - 5.23%
1995                       11.87       12.82               0.584               $0.164              +14.37
1996                       12.82       13.48               0.684                0.108              +11.37
1/1/97--2/28/97            13.48       13.77                --                   --                + 2.15
                                                          ------               ------
                                                    Total $1.782         Total $0.272

                                                            Cumulative total return as of 2/28/97: +23.31%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed        Dividends Paid*         % Change**
10/21/94--12/31/94        $13.39      $12.18              $0.514               $0.003              - 5.09%
1995                       12.18       13.29               0.584                0.164              +15.32
1996                       13.29       14.04               0.684                0.193              +12.29
1/1/97--2/28/97            14.04       14.35                --                   --                + 2.21
                                                          ------               ------
                                                    Total $1.782         Total $0.360

                                                            Cumulative total return as of 2/28/97: +25.62%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Recent
Performance
Results
                                                                                           12 Month     3 Month
                                                         2/28/97    11/30/96    2/29/96    % Change     % Change
ML Global Holdings, Inc. Class A Shares*                 $14.40      $15.12     $13.80     + 9.46%(1)   -0.10%(1)
ML Global Holdings, Inc. Class B Shares*                  13.80       14.40      13.25     + 9.46(1)    +0.72(1)
ML Global Holdings, Inc. Class C Shares*                  13.77       14.41      13.26     + 9.15(1)    +0.44(1)
ML Global Holdings, Inc. Class D Shares*                  14.35       15.04      13.76     + 9.41(1)    +0.10(1)
ML Global Holdings, Inc. Class A Shares--Total Return*                                     +11.16(2)    +1.46(2)
ML Global Holdings, Inc. Class B Shares--Total Return*                                     +10.03(3)    +1.24(3)
ML Global Holdings, Inc. Class C Shares--Total Return*                                     + 9.99(4)    +1.21(4)
ML Global Holdings, Inc. Class D Shares--Total Return*                                     +10.85(5)    +1.41(5)
World Stock Index--Total Return**                                                          +13.42       +0.67

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective.
(1)Percent change includes reinvestment of $0.684 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.229 per share ordinary income dividends and $0.684 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.074 per share ordinary income dividends and $0.684 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.108 per share ordinary income dividends and $0.684 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.193 per share ordinary income dividends and $0.684 per share capital gains distributions.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
LATIN                                                                                                                Percent of
AMERICA      Industries           Shares Held                  Investments                  Cost             Value   Net Assets
Argentina    Energy                  120,000    Yacimientos Petroliferos Fiscales
                                                S.A.--Sponsored (ADR)*                 $  2,350,450     $  3,210,000    0.7%

             Multi-Industry          339,000    Compania Naviera Perez Companc
                                                S.A.C.F.I.M.F.A.                          1,396,267        2,597,935    0.6

                                                Total Investments in Argentina            3,746,717        5,807,935    1.3

Brazil       Banking              76,000,000    Uniao de Bancos Brasileiros S.A.
                                                (Preferred)                               2,056,001        3,037,397    0.7

             Forest Products         397,500    Aracruz Celulose S.A. (ADR)*              3,624,750        3,676,875    0.8
             & Paper

             Telecommunications   30,000,000    Telecommunicacoes Brasileiras S.A
                                                --Telebras PN (Preferred)                 1,069,928        2,928,918    0.6

                                                Total Investments in Brazil               6,750,679        9,643,190    2.1


Colombia     Merchandising            25,000    Almacenes Exito S.A.                         65,652           79,018    0.0

                                                Total Investments in Colombia                65,652           79,018    0.0


Mexico       Banking               2,000,000    Grupo Financiero Banorte, S.A.
                                                de C.V. (Class B)                         2,113,918        2,183,187    0.5

             Beverages &              35,000    Panamerican Beverages, Inc.
             Tobacco                            (Class A)                                   991,514        1,973,125    0.4


             Multi-Industry          600,000    Grupo Carso, S.A. de C.V.                 3,448,736        3,395,232    0.7

                                                Total Investments in Mexico               6,554,168        7,551,544    1.6

                                                Total Investments in Latin America       17,117,216       23,081,687    5.0


MIDDLE
EAST

Israel       Electrical &            175,000    NICE--Systems Ltd. (ADR)*                 4,147,103        3,696,875    0.8
             Electronics
                                                Total Investments in the Middle East      4,147,103        3,696,875    0.8


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
NORTH                              Shares Held/                                                                      Percent of
AMERICA      Industries            Face Amount                 Investments                  Cost             Value   Net Assets
Canada       Chemicals               282,750    Agrium, Inc.                           $  3,690,612     $  3,879,949    0.8%

             Telecommunications       50,000    Northern Telecom Ltd.                     1,474,875        3,593,750    0.8

                                                Total Investments in Canada               5,165,487        7,473,699    1.6

United       Banking                 120,000    Bank of New York, Inc. (The)              3,130,284        4,650,000    1.0
States                                90,000    Barnett Banks, Inc.                       2,756,978        4,162,500    0.9
                                      90,000    Northern Trust Corporation                3,479,901        3,802,500    0.8
                                                                                       ------------     ------------  ------
                                                                                          9,367,163       12,615,000    2.7

             Business & Public        50,000    Microsoft Corp.                           1,039,167        4,868,750    1.1
             Services                187,600    Molten Metal Technology, Inc.             3,423,007        2,110,500    0.5
                                     100,000    Oracle Corporation                        1,913,403        3,925,000    0.9
                                                                                       ------------     ------------  ------
                                                                                          6,375,577       10,904,250    2.5

             Electronics/            150,000    General Instrument Corp.                  3,670,446        3,562,500    0.8
             Components               50,000    Intel Corp.                               1,180,625        7,093,750    1.5
                                      60,000    Texas Instruments Inc.                    2,492,028        4,627,500    1.0
                                                                                       ------------     ------------  ------
                                                                                          7,343,099       15,283,750    3.3

             Energy Sources          200,000    Enron Oil & Gas Co.                       4,128,678        4,050,000    0.9
                                     146,400    Global Industries Ltd.                    2,740,402        2,635,200    0.6
                                      20,000    Mobil Corp.                               2,591,200        2,455,000    0.5
                                      75,000    Transocean Offshore Inc.                  4,261,180        4,190,625    0.9
                                                                                       ------------     ------------  ------
                                                                                         13,721,460       13,330,825    2.9

             Food & Household        150,000    Performance Food Group Co.                1,678,096        2,475,000    0.5
             Products

             Health &                100,000    Forest Laboratories, Inc.                 3,559,111        3,812,500    0.8
             Personal Care            80,000    Johnson & Johnson                         4,130,612        4,610,000    1.0
                                      35,000    Merck & Co., Inc.                         1,262,400        3,220,000    0.7
                                      60,000    Pfizer, Inc.                              3,267,028        5,497,500    1.2
                                     125,000    Pharmacia & Upjohn Inc.                   4,963,285        4,609,375    1.0
                                                                                       ------------     ------------  ------
                                                                                         17,182,436       21,749,375    4.7

             Insurance                90,000    Mercury General Corp.                     3,421,900        5,523,750    1.2
                                      80,000    The PMI Group, Inc.                       4,385,425        4,380,000    1.0
                                                                                       ------------     ------------  ------
                                                                                          7,807,325        9,903,750    2.2

             Leisure/Tourism         125,000    Mirage Resorts, Inc.                        929,000        3,109,375    0.7

             Machinery &             115,000    Harnischfeger Industries, Inc.            4,284,587        5,045,625    1.1
             Equipment               125,000    Kennametal, Inc.                          5,048,372        5,125,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          9,332,959       10,170,625    2.2

             Merchandising           175,000    Federated Department Stores, Inc.         5,738,826        6,081,250    1.3
                                     110,000    Home Depot, Inc.                          4,382,625        5,995,000    1.3
                                                                                       ------------     ------------  ------
                                                                                         10,121,451       12,076,250    2.6

             Railroads               100,000    Illinois Central Corp.                    2,976,000        3,437,500    0.7

             Telecommunications      150,000    Airtouch Communications, Inc.             3,664,778        4,087,500    0.9

                                                Total Investments in the
                                                United States                            90,499,344      119,143,200   25.9

                                                Total Investments in North America       95,664,831      126,616,899   27.5


PACIFIC
BASIN/ASIA

Australia    Banking                 206,160    National Australia Bank, Ltd.             1,499,573        2,594,544    0.6

             Broadcasting &          350,873    News Corp., Ltd. (Ordinary)               1,868,290        1,867,583    0.4
             Publishing

             Entertainment         1,000,000    Sydney Harbour Casino
                                                Holdings Ltd. (Preferred)                 1,446,117        1,823,365    0.4

             Insurance               107,049    Lend Lease Corp.                          1,365,040        1,956,878    0.4

                                                Total Investments in Australia            6,179,020        8,242,370    1.8


Hong Kong    Multi-Industry          200,000    Citic Pacific Ltd.                        1,016,787        1,020,250    0.2
                                   1,898,228    First Pacific Co., Ltd.                   1,759,112        2,659,853    0.6
                                     400,000    Hutchison Whampoa Ltd.                    1,949,838        3,047,836    0.7
                                     500,000    Swire Pacific Ltd. 'A'                    2,453,484        4,294,090    0.9
                                                                                       ------------     ------------  ------
                                                                                          7,179,221       11,022,029    2.4

             Real Estate             400,000    Sun Hung Kai Properties, Ltd.             2,242,489        4,623,411    1.0

             Utilities--Gas        2,000,000    Hong Kong and China Gas
                                                Company Ltd.                              2,950,199        3,796,880    0.8
                                     120,000    Hong Kong and China Gas
                                                Company Ltd.(Warrants)(a)                         0           59,665    0.0
                                                                                       ------------     ------------  ------
                                                                                          2,950,199        3,856,545    0.8

                                                Total Investments in Hong Kong           12,371,909       19,501,985    4.2


India        Machinery &             196,000    Larsen & Toubro Ltd. (GDR)**              3,008,600        2,763,600    0.6
             Engineering

                                                Total Investments in India                3,008,600        2,763,600    0.6

Indonesia    Construction &        1,880,000    Jaya Real Property                        2,924,702        2,707,012    0.6
             Housing

             Telecommunications       50,800    P.T. Telekomunikasi Indonesia
                                                (ADR)*                                      939,403        1,746,250    0.4

             Textiles              2,160,000    P.T. Indorama Synthetics (Foreign)        1,217,976        1,848,080    0.4

                                                Total Investments in Indonesia            5,082,081        6,301,342    1.4


Japan        Automobiles             100,000    Toyota Motor Corp.                        1,817,188        2,560,703    0.6

             Banking                 130,000    Bank of Tokyo--Mitsubishi                 3,085,819        2,133,090    0.5
                              US$  1,000,000    The Mitsubishi Bank, Ltd., 3%
                                                due 11/30/2002 (Convertible)              1,000,000        1,018,000    0.2
                                     100,000    Sanwa Bank, Ltd.                          1,844,583        1,151,902    0.2
                                                                                       ------------     ------------  ------
                                                                                          5,930,402        4,302,992    0.9

             Broadcasting &          300,000    Tokyo Broadcasting System, Inc.           3,736,661        4,350,709    0.9
             Publishing

             Cable & Wire            270,000    Sumitomo Electric Industry, Ltd.          2,968,251        3,736,637    0.8

             Chemicals               250,000    Asahi Chemical Industry Co.               1,825,928        1,352,863    0.3

             Data Processing &       120,000    Canon Inc.                                2,096,847        2,506,008    0.5
             Reproduction



SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
PACIFIC
BASIN/ASIA                                                                                                           Percent of
(concluded)  Industries            Shares Held                 Investments                  Cost             Value   Net Assets
Japan        Electrical &            250,000    Hitachi Ltd.                           $  2,636,635     $  2,154,637    0.5%
(concluded)  Electronics              29,000    Keyence Corp.                             2,038,471        3,532,775    0.8
                                     200,000    Matsushita Electric Industrial
                                                Co.                                       2,837,637        3,082,788    0.7
                                      90,000    Murata Manufacturing Co., Ltd.            2,616,519        3,154,885    0.7
                                     300,000    NEC Corporation                           3,767,865        3,480,567    0.7
                                     180,000    Sharp Corp.                               2,744,465        2,252,424    0.5
                                      90,000    Tokyo Electron Ltd.                       3,173,486        3,147,427    0.7
                                                                                       ------------     ------------  ------
                                                                                         19,815,078       20,805,503    4.6

             Entertainment            70,000    Sony Music Entertainment
                                                (Japan) Inc.                              3,171,727        2,703,240    0.6

             Financial Services      200,000    Daiwa Securities Co., Ltd.                2,519,694        1,571,227    0.3

             Insurance               260,000    Tokio Marine & Fire Insurance
                                                Co., Ltd.                                 3,242,469        2,477,832    0.5

             Machinery &             300,000    Minebea Co., Ltd.                         2,519,016        2,481,147    0.5
             Engineering             400,000    Mitsubishi Heavy Industries Ltd.          2,988,558        2,880,583    0.6
                                                                                       ------------     ------------  ------
                                                                                          5,507,574        5,361,730    1.1

             Merchandising            50,000    Aoyama Trading Co.                        2,716,597        1,255,490    0.3
                                      60,000    Ito-Yokado Co., Ltd.                      2,604,246        2,724,787    0.6
                                     150,000    Marui Co., Ltd.                           2,736,736        2,150,493    0.5
                                                                                       ------------     ------------  ------
                                                                                          8,057,579        6,130,770    1.4

             Metals                  700,000    Nippon Steel Co.                          2,407,627        1,862,103    0.4

             Real Estate             250,000    Mitsui Fudosan Co., Ltd.                  3,097,952        2,714,013    0.6

             Telecommunications          350    DDI Corp.                                 2,617,101        2,108,643    0.5
                                         400    Nippon Telephone & Telegraph Corp.
                                                (Ordinary)                                3,217,188        2,847,435    0.6
                                                                                       ------------     ------------  ------
                                                                                          5,834,289        4,956,078    1.1

             Wholesale &             250,000    Mitsui & Co.                              1,780,475        1,852,159    0.4
             International
             Trade

                                                Total Investments in Japan               73,809,741       69,244,567   15.0


Malaysia     Banking                 600,333    Commerce Asset-Holding BHD                1,409,468        4,618,876    1.0

             Building Materials    1,000,000    Sungei Way Holdings BHD                   2,085,002        2,900,302    0.6

             Multi-Industry          300,000    Sime Darby BHD                            1,177,554        1,135,952    0.2

             Telecommunications      300,000    Telekom Malaysia BHD                      1,491,009        2,429,003    0.5

                                                Total Investments in Malaysia             6,163,033       11,084,133    2.3


New          Telecommunications      400,000    Telecom Corp. of New Zealand Ltd.
Zealand                                         (Class C) (ADR)*                          1,278,315        1,795,134    0.4

                                                Total Investments in New Zealand          1,278,315        1,795,134    0.4

Singapore    Banking                 230,000    Overseas Chinese Banking Corp.            2,359,015        3,049,456    0.7

             Broadcasting &          130,000    Singapore Press Holdings Limited          2,060,691        2,535,251    0.6
             Publishing

             Construction &          250,000    City Development Ltd.                     1,562,010        2,472,817    0.5
             Housing

             Multi-Industry          300,000    Keppel Corp. Ltd.                         2,247,664        2,167,660    0.5

                                                Total Investments in Singapore            8,229,380       10,225,184    2.3


South        Construction & Housing      783    Hyundai Engineering and
Korea                                           Construction Co.                             19,277           17,168    0.0

             Steel                    50,000    Pohang Iron & Steel Co., Ltd.
                                                (ADR)*                                    1,140,157          975,000    0.2

                                                Total Investments in South Korea          1,159,434          992,168    0.2


Thailand     Banking                 170,000    Bangkok Bank Public Company Ltd.          1,762,876        1,497,103    0.3

             Building Materials       50,000    The Siam Cement Public Co. Ltd.
                                                (Foreign Registered)                      1,902,573        1,336,423    0.3

             Telecommunications      600,000    Total Access Communication Public
                                                Co Ltd.                                   3,787,500        3,900,000    0.9

                                                Total Investments in Thailand             7,452,949        6,733,526    1.5

                                                Total Investments in the
                                                Pacific Basin/Asia                      124,734,462      136,884,009   29.7


WESTERN
EUROPE

Denmark      Business & Public       150,000    ISS International Service System
             Services                           A/S (Class B)                             3,289,437        4,309,475    0.9

                                                Total Investments in Denmark              3,289,437        4,309,475    0.9


Finland      Telecommunications       76,400    Nokia OY AS 'A'                           2,163,900        4,586,035    1.0

                                                Total Investments in Finland              2,163,900        4,586,035    1.0

France       Banking                  40,302    Cetelem S.A.                              3,980,734        4,993,106    1.1

             Business & Public        80,000    Dassault Systemes S.A.                    1,834,389        4,941,651    1.1
             Services

             Cosmetics                33,000    Christian Dior S.A.                       2,920,305        4,794,946    1.0

             Energy                   42,785    Total S.A. (Class B)                      2,673,402        3,412,439    0.7

             Manufacturing            20,000    BIC S.A.                                  2,499,848        3,242,959    0.7

                                                Total Investments in France              13,908,678       21,385,101    4.6


Germany      Merchandising            55,000    Metro AG                                  5,068,620        4,819,420    1.1

             Multi-Industry           13,000    Mannesmann AG                             4,413,693        5,129,959    1.1
                                     150,000    SKW Trostberg AG                          3,682,992        4,564,831    1.0
                                      80,000    Veba AG                                   3,264,237        4,575,488    1.0
                                                                                       ------------     ------------  ------
                                                                                         11,360,922       14,270,278    3.1

             Recreation               30,000    Adidas AG                                 1,646,257        2,868,561    0.6

                                                Total Investments in Germany             18,075,799       21,958,259    4.8


Netherlands  Business & Public       140,000    Baan Company N.V.                         2,254,885        6,362,966    1.4
             Services

             Chemicals                21,000    Akzo Nobel N.V.                           3,072,387        3,024,805    0.7

             Electrical &             60,000    BE Semiconductor Industries N.V.
             Electronics                        (NY Shares)                                 864,554          772,500    0.1
                                     115,000    Philips Electronics N.V.                  3,839,587        5,190,383    1.1
                                                                                       ------------     ------------  ------
                                                                                          4,704,141        5,962,883    1.2

             Merchandising            70,700    Koninklijke Ahold N.V.                    3,595,653        4,568,617    1.0

                                                Total Investments in the
                                                Netherlands                              13,627,066       19,919,271    4.3

Norway       Automobiles             350,000    Sensonor A/S                              2,732,359        3,533,097    0.8

             Manufacturing           200,000    Tomra Systems ASA                         1,907,841        3,785,461    0.8

                                                Total Investments in Norway               4,640,200        7,318,558    1.6



SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
WESTERN EUROPE                                                                                                       Percent of
(concluded)  Industries            Shares Held                 Investments                  Cost             Value   Net Assets
Poland       Food & Beverage          75,718    Agros Holdings S.A.                    $  1,272,288     $  2,042,752    0.4%

                                                Total Investments in Poland               1,272,288        2,042,752    0.4


Portugal     Building Products       150,500    Cimpor--Cimentos de Portugal, S.A.        3,064,523        3,279,833    0.7

                                                Total Investments in Portugal             3,064,523        3,279,833    0.7


Spain        Banking                 100,000    Banco Bilbao Vizcaya S.A.                 3,858,654        5,896,720    1.3

             Security Services       150,000    Prosegur Compania de Seguridad S.A.       1,486,508        1,612,003    0.3

                                                Total Investments in Spain                5,345,162        7,508,723    1.6


Sweden       Automobiles              80,000    Autoliv AB                                2,142,137        3,640,246    0.8

             Health &                 60,000    Astra AB 'B'                              1,096,951        2,810,248    0.6
             Personal Care
                                                Total Investments in Sweden               3,239,088        6,450,494    1.4


Switzerland  Health &                    871    Roche Holdings AG                         4,203,474        7,330,169    1.6
             Personal Care

                                                Total Investments in Switzerland          4,203,474        7,330,169    1.6


United       Automobile Parts        700,000    BBA Group PLC                             3,848,287        3,975,982    0.9
Kingdom
             Electronics           1,550,000    Astec (BSR) PLC                           2,653,912        3,632,580    0.8

             Energy                  479,449    British Petroleum Co. PLC                 2,467,392        5,302,161    1.2
                                     700,000    Enterprise Oil PLC                        4,780,279        7,086,135    1.5
                                                                                       ------------     ------------  ------
                                                                                          7,247,671       12,388,296    2.7

             House Building          400,000    The Berkeley Group PLC                    4,298,688        4,804,380    1.0

             Merchandising           700,000    Harvey Nichols PLC                        3,267,451        3,907,627    0.8

             Multi-Industry          344,591    Siebe PLC                                 3,281,412        5,411,931    1.2

             Telecommunications      800,000    COLT Telecom Group PLC                    3,761,964        3,997,140    0.9

                                                Total Investments in the
                                                United Kingdom                           28,359,385       38,117,936    8.3

                                                Total Investments in
                                                Western Europe                          101,189,000      144,206,606   31.2


                                 Face Amount                   Issue

United       Commercial       US$ 14,169,000    Associates Corp. of North
States       Paper***                           America, 5.38% due 3/03/1997             14,164,765       14,164,765    3.1

             US Government        27,866,000    Federal Home Loan Mortgage Corp.,
             & Agency                           5.16% due 3/19/1997                      27,794,106       27,794,106    6.0
             Obligations***

                                                Total Investments in Short-Term
                                                Securities                               41,958,871       41,958,871    9.1

             Total Investments                                                         $384,811,483      476,444,947  103.3
                                                                                       ============
             Liabilities in Excess of Other Assets                                                       (15,233,962)  (3.3)
                                                                                                        ------------  ------
             Net Assets                                                                                 $461,210,985  100.0%
                                                                                                        ============  ======
             Net Asset Value:  Class A--Based on net assets of $396,833,480 and
                                        27,550,104 shares outstanding                                   $      14.40
                                                                                                        ============
                               Class B--Based on net assets of $55,476,563 and
                                        4,018,963 shares outstanding                                    $      13.80
                                                                                                        ============
                               Class C--Based on net assets of $3,308,579 and
                                        240,225 shares outstanding                                      $      13.77
                                                                                                        ============
                               Class D--Based on net assets of $5,592,363 and
                                        389,586 shares outstanding                                      $      14.35
                                                                                                        ============

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
          (a)Warrants entitle the Company to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under conditions until the expiration date.



EQUITY PORTFOLIO CHANGES


For the Quarter Ended February 28, 1997

Additions

Agrium, Inc.
Akzo Nobel N.V.
The Berkeley Group PLC
COLT Telecom Group PLC
Citic Pacific Ltd.
Global Industries Ltd.
Johnson & Johnson
Kennametal, Inc.
Mobil Corp.
NICE--Systems Ltd. (ADR)
Northern Trust Corporation
The PMI Group, Inc.
Pharmacia & Upjohn Inc.
Prosegur Compania de Seguridad S.A.
Sime Darby BHD


Deletions

Advanced Information Services Inc.
Carlton Communications PLC (Ordinary)
Hanil Bank
Hyundai Engineering and Construction
  Co. (GDR)
Koninklijke Boskalis Westminster N.V.
Korea Electric Power Co.
LG Electronics Co.
Montedison S.p.A.
National Westminster Bank PLC
Next PLC
Office Depot, Inc.
Olivetti Group--Ing.
Omron Corp.
Orange PLC
PPG Industries, Inc.
Saes Getters S.p.A. (Sponsored)
Sanwa Shutter Corporation
Sho-Bond Corp.
TCI Pacific Communications (Convertible
  Preferred)
Time Warner Inc.
Ultratech Stepper Inc.
Viacom Inc. (Class A)
Viridian, Inc.
WMC Ltd.